UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 5, 2017

Reading International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	1-8625	95-3885184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Center Drive, Suite 900, Los Angeles, California		90045
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (213) 235-2240

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events.

Reading International, Inc.’s (“we,” “our,” “us,” “Reading” or the “Company”) through its press release dated September 5, 2017, announced that the Superior Court of the State of California for the County of Los Angeles entered a Tentative Statement of Decision (the "Tentative Ruling") in the matter regarding the James J. Cotter Living Trust (“Cotter Living Trust”), Case No. BP159755 (the "Trust Litigation") on August 29, 2017.

The Tentative Ruling declares that the 2014 Amendment to the Cotter Living Trust signed by Mr. Cotter, Sr., is invalid.  Accordingly, upon the Tentative Ruling becoming final, Ellen Cotter and Margaret Cotter will continue as the sole Co-Trustees of the Cotter Living Trust, as it existed prior to the 2014 Amendment, and Margaret Cotter will likewise continue as the sole trustee of the Voting Trust created under the Cotter Living Trust to hold the Reading voting common stock held by the Cotter Living Trust, again as it existed prior to the 2014 Amendment.

The Tentative Ruling also provides, again subject to becoming final, for the appointment of a temporary trustee ad litem with the narrow and specific authority to obtain offers to purchase the Reading stock in the voting trust or the citrus farms previously owned by Mr. Cotter, Sr., but not to exercise any other powers without court approval. The temporary trustee has no authority to sell the Company under the Tentative Ruling; the Superior Court acknowledging that it has no jurisdiction over a “sale of the Company.”

As previously disclosed in our Report on Form 10Q for the periods ended June 30, 2017, our Board of Directors has appointed a Special Independent Committee to, among other things, review, consider, deliberate, investigate, analyze, explore, evaluate, monitor and exercise general oversight of any and all activities of our Company directly or indirectly involving, responding to or relating to any potential change of control transaction relating to a sale by the Cotter Living Trust of its holdings of Reading’s voting common stock.    The Special Independent Committee will be reviewing the scope and implications of the Tentative Ruling and, consistent with its delegated authority, working to protect the best interests of our Company and stockholders generally.

For more information, see the press release attached as exhibit 99.1, hereto.

Item 9.01  Financial Statements and Exhibits.

99.1

Press release issued by Reading International, Inc. on September 5, 2017, entitled “Reading International Provides Update on California Superior Court Tentative Ruling Regarding the Cotter Living Trust”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

READING INTERNATIONAL, INC.

Date: September 6, 2017	By:	/s/ Ellen Cotter
	Name:	Ellen Cotter
	Title:	Chief Executive Officer